Net Income Attributable to PepsiCo per Common Share	12 Months Ended
Dec. 27, 2014
Earnings Per Share [Abstract]
Net Income Attributable To PepsiCo Per Common Share
Net Income Attributable to PepsiCo per Common Share
Basic net income attributable to PepsiCo per common share is net income available for PepsiCo common shareholders divided by the weighted average of common shares outstanding during the period. Diluted net income attributable to PepsiCo per common share is calculated using the weighted average of common shares outstanding adjusted to include the effect that would occur if in-the-money employee stock options were exercised and RSUs, PSUs, PEPunits and preferred shares were converted into common shares. Out-of-the-money options during 2014 were nominal. Options to purchase 0.6 million shares in 2013 and 9.6 million shares in 2012 were not included in the calculation of diluted earnings per common share because these options were out-of-the-money. These out-of-the-money options had average exercise prices of $82.25 in 2014, $75.69 in 2013 and $67.64 in 2012.
The computations of basic and diluted net income attributable to PepsiCo per common share are as follows:

	2014		2013		2012
	Income	Shares(a)	Income	Shares(a)	Income	Shares(a)
Net income attributable to PepsiCo	$6,513		$6,740		$6,178
Preferred shares:
Dividends	(1)		(1)		(1)
Redemption premium	(9)		(7)		(6)
Net income available for PepsiCo common shareholders	$6,503	1,509	$6,732	1,541	$6,171	1,557
Basic net income attributable to PepsiCo per common share	$4.31		$4.37		$3.96
Net income available for PepsiCo common shareholders	$6,503	1,509	$6,732	1,541	$6,171	1,557
Dilutive securities:
Stock options, RSUs, PSUs, PEPunits and Other	—	17	—	18	—	17
ESOP convertible preferred stock	10	1	8	1	7	1
Diluted	$6,513	1,527	$6,740	1,560	$6,178	1,575
Diluted net income attributable to PepsiCo per common share	$4.27		$4.32		$3.92

(a)	Weighted-average common shares outstanding (in millions).